Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of LCNB Corp. (the "Company") on Form 10-Q for the period ending June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Eric J. Meilstrup, Chief Executive Officer, and Andrew M. Wallace, Executive Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Eric J. Meilstrup	/s/ Andrew M. Wallace
Eric J. Meilstrup Chief Executive Officer	Andrew M. Wallace, CPA Executive Vice President and Chief Financial Officer

Date: August 5, 2026